Exhibit 99.1
Driving Sustainable, Long-Term Growth Michael J. Mendes President and Chief Executive Officer DF_Investor_9-3-09v2 September 2009

Important Information This material contains forward-looking statements, including forecasts of growth, long- term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Branded, Consumer Packaged Food Company Delivering Value to Retailers and Consumers Snack Culinary

Back-to-School "Cliff Notes" Expanding Retail Business Fueling Double-Digit Bottom-Line Growth Growth Story Attractive Markets with Room for Growth Snack / Culinary Focus Branded, Synergistic Retail Portfolio Scalable Platform Sustainable Financial Growth Model On-Plan, Industry-Leading Earnings Performance

Transformation to Retail Total Sales 2005 2009e non-retail 234 101 culinary 207 273 snack 35 183 $463 Snack Culinary Non-Retail $550 - 565 Snack Culinary Non-Retail 49% >80% + >1000 bps Gross Margin $ Millions 2009 Estimates Based on Guidance Provided on May 27, 2009.

Growth Story Sales '05 '09e sales 463 565 $ Millions $463 $550 - 565 Operating Margin '05 '06 '07 '08 '09e Operating 0.028 0.03 0.045 0.07 % Revenue N.A. 2.8% EPS '05 '06 '07 '08 '09e eps 0 0.47 0.53 0.91 1.36 $/Share 3.0% 4.5% >7.0% N.A. $0.47 $0.53 $0.91 $1.31 - $1.36 2009 Estimates Based on Guidance Provided on May 27, 2009. Note: See Appendix for Non-GAAP Reconciliation

Meeting and Exceeding Expectations Nine Consecutive Quarters of Outperformance Q3 -0.09 -0.16 Q4 0.05 0.03 Q1 0.52 0.44 Q2 0.17 0.16 Q3 0.07 0.05 Q4 0.16 0.13 Q1 0.67 0.62 Q2 0.37 0.31 Q3 0.16 0.14 Earnings per Share FY08 FY09 Actual Guidance FY07 Upside $0.07 $0.02 $0.08 $0.01 $0.02 $0.03 $0.05 $0.06 $0.02

Expanding Retail Presence Multiple Points of Contact with Shoppers Cereal Aisle Checkout Baking Aisle Snack Aisle Produce Department

Large Addressable Markets Produce Snacks, Seeds, Trail Mix Culinary Nuts Category total 24.7 Snack 5.3 $43B+ Total 0.9 1.5 2.9 0.9 $0.9B $1.5B $0.9B $6.2B U.S. Snack and Culinary Markets Microwave Popcorn Snack Nuts $2.9B Sources: Euromonitor, IRI, AC Neilsen and Company Estimates

2004 2008 2009e 7 89 185 Snack Net Sales Growth Snack: Bringing Excitement to the Category Snack Nuts Trail Mixes $7 $89 $175 - 185 Snack Net Sales Growth $ Millions Innovative Products for Healthy, Active Lifestyles Produce Snacks Popcorn 2009 Estimates Based on Guidance Provided on May 27, 2009.

Culinary: History of Quality and Commitment Culinary and Baking Nuts In-Shell Nuts Market Share Leader $ Share Source: AC Nielsen 08/09 Established 1912 Ingredients for Nutritious Meals 30% 2% 5x Larger Than #2 Brand 6%

We Build Brands Advertising Media Sponsorships Retail Content

Operating / Distribution Efficiencies Retail Synergies Creating Scale Efficiencies Production Packaging Procurement Capacity Optimization Supply Chain Billing Customer Service

Scalable Platform for Growth Consolidated Broker Network Efficient Warehouse Delivery System Established Customer Service Leverageable Infrastructure for Growing Retail Opportunities Ability to Add Scale Incrementally

Lloyd J. Johnson Executive Vice President Chief Sales Officer

Building Retail Strength Core Product Distribution Optimal Shelf Location Effective Merchandising Keys to Success

Core Product Distribution: Emerald Dry Roasted Almonds Deluxe Mixed Nuts Smoked Almonds Whole Cashews Cocoa Roast Almonds Sea Salt and Pepper Cashews Dry Roasted Peanuts Dry Roasted Peanuts L.S. Berry Blend Trail Mix Breakfast Blend Trail Mix Glazed Walnuts Glazed Pecans 100 Calorie Natural Almonds 100 Calorie Dry Roasted Almonds Smores Trail Mix Chocolate Cherry Trail Mix Regular Mixed Nuts Cashew Halves and Pieces Honey Roasted Peanuts Apple Cinnamon Walnuts n' Almonds Butter Toffee Walnuts Tropical Blend Trail Mix Core Expanded

Leading Segment Growth Dry Roasted Almonds Deluxe Mixed Nuts Smoked Almonds Whole Cashews Cocoa Roast Almonds Sea Salt and Pepper Cashews Dry Roasted Peanuts Dry Roasted Peanuts L.S. Berry Blend Trail Mix Breakfast Blend Trail Mix Glazed Walnuts Glazed Pecans 100 Calorie Natural Almonds 100 Calorie Dry Roasted Almonds Smores Trail Mix Chocolate Cherry Trail Mix Regular Mixed Nuts Cashew Halves and Pieces Honey Roasted Peanuts Apple Cinnamon Walnuts n' Almonds Butter Toffee Walnuts Tropical Blend Trail Mix Core Expanded Dry Roasted Almonds Deluxe Mixed Nuts Whole Cashews 100 Calorie Almonds Glazed Pecans

12/27/2009 1/24/2009 2/21/2009 3/21/2009 4/18/2009 5/16/2009 6/13/2009 7/11/2009 3/22/2008 0.333472 0.0695 0.894 0.7262 2.064707 1.245672 2.641399 2.93 4.4 6.2 7.6 6 8.4 7.7 8.9 9.4 Emerald: Accelerated Growth and Share $ Millions Source: Nielsen 7 4-Week Periods Ending 7/11/09. Total US Over $2 Million Snack Shelled. $ Change vs. Year Ago $ Share Week Ending $ Change vs. Year Ago $ Share

10 ct. Snack Core Product Distribution: Pop Secret Kettle Corn 3 ct. Movie Theater 3 ct. Cheddar 3 ct. Light Butter 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 6 ct. 3 ct. 10 ct. 10 ct. Butter 10 ct. Butter 6 ct. Homestyle Movie Theater Butter Extra Butter Butter 100 Calorie Snack 94% Fat Free Jumbo Pop Flavors Homestyle 10 ct.

Core Product Distribution: Diamond Culinary

	Peg	Bag
Walnuts	Shelled, Chopped	1 lb. Shelled, 8 oz. Chopped, 6 oz. Shelled
Pecans	Halves, Chopped	1 lb. Halves, 8 oz. Chopped, 6 oz. Halves
Almonds	Sliced, Slivered, Whole	10 oz. Sliced, 10 oz. Slivered, 6 oz. Whole, 1 lb. Whole
Other	Pine Nuts, Macadamia, Hazelnut, Nut Topping	

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Optimal Shelf Location Pop Secret Emerald Diamond Culinary

Culinary Nuts (Baking) Category Private Label Diamond 323 224 354 Snack Nuts (Shelled) Category Private Label Planters Emerald 286 166 267 474 Effective Merchandising Microwave Popcorn Category Private Label Orville Pop Secret 291 241 291 352 % Dollar Lift from Feature and Display Source: AC Nielsen, Total US Grocery Channel, 52 Weeks Ending 7/11/09

Driving Category Growth 12 Week Dollar Sales Change * Ending 8/8/09. Total U.S. Grocery Over $2M. Microwave Popcorn Pop Secret Orville Category 5 5 7 +5% +5% +7% Pop Secret Orville Category Snack Nuts EN Plant Category 56 -2 6 +56% -2% +6% Emerald Planters Category Culinary Nuts Diamond Planters Category 0.1 -49 2 0% +2% Diamond Category -49% Planters

Steve M. Neil Executive Vice President Chief Financial & Administrative Officer

Dramatic Retail Sales Growth $ Millions 2005 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 153.1 188.5 228.5 246.7 262.6 262.1 274.9 278.2 300.4 322.8 333.1 344.5 346.2 355.2 370.4 398.8 427 451.5 2006 2007 2008 2009 16 of 17 Quarters with Year-Over-Year Growth

Attractive Cash Flow Profile Adjusted EBITDA '06 '07 '08 '09e 23 29 37 61 $ Millions $23 $60-62 $29 $37 % Sales 5% 6% 7% 8-9% Cash Generation Is Highly Accretive to Earnings Net Debt Q4 Q1 Q2 Q3 Q4e -55 201 133 124 95 $ Millions ($55) $124 $201 $133 $90-95 2009 2008 2009 Estimates Based on Guidance Provided on May 27, 2009. '06 '07 '08 '09e

Generating Shareholder Value EVA Valuation First Call Consensus: FY09: $1.38; FY10: $1.73 WACC Includes 2.7% Small Company Size Premium WACC ROIC 7.3 13.7 7.3% 13.7% Share Price PEG $30 0.9 $40 1.1 $50 1.4 $60 1.7 Industry Average 1.6

Financial Summary $ Millions, Except per Share and % 2008 2009e Guidance 2010e Guidance Total Net Sales Snack Retail $531$89 $370 $550 - 565$175 - 185+18 - 22% Gross Margin 16.6% 22.6% Operating Margin 4.5% > 7% EPS $0.91 $1.31 - $1.36 $1.55 - $1.70 Fiscal Year Ended July 31 2009 Estimates Based on Guidance Provided on May 27, 2009. 2010 Estimates Based on Guidance Provided on March 11, 2009.

Ahead of Initial Long-Term Targets $ Millions, Except per Share and % LT Targets Actual Guidance Top Line +8 - 10% per Year $477 $550 - 565 Snack Sales +40% per Year $41 $175 - 185 Gross Margin 20% 14.3% > 22% Operating Margin 10% 2.8% > 7% EPS > +15% per Year $0.46 $1.31 - 1.36 FY 2006 FY 2009e 2009 Estimates Based on Guidance Provided on May 27, 2009.

A Transformational Company 1912 2005 IPO Grower-Owned Walnut Cooperative High-Growth Branded Food Company

Driving Sustainable, Long-Term Growth Appendix

Non-GAAP Reconciliation

	2009e	2008	2007	2006	2005
GAAP Net Sales		$531,492	$522,585	$477,205	$428,297
Patronage Inventory Adjustments		$0	$0	$0	$34,251
Non-GAAP Net Sales		$531,492	$522,585	$477,205	$462,548
GAAP Cost of Sales		$443,490	$443,945	$411,809	$191,387
Adjustment to Convert Walnut Inventories from Crop Year Pool and NRV Accounting to Cost Basis Accounting and to Record Estimated Walnut Cost of Goods Sold					$222,363
Non-GAAP Cost of Sales		$443,490	$443,945	$409,039	$413,750
GAAP Operating Expense		$64,121	$66,025	$58,465	$55,341
Adjustment To Remove Restructuring and Other Costs and Loss on Termination of Defined Benefit Plan			($3,039)	($3,442)	
Non-GAAP Operating Expense		$64,121	$62,986	$55,023	$55,341
GAAP Interest and Other Non-Operating Expense		$1,040	$1,389	$605	$7,158
Debt Prepayment Penalty Less Sale of Emission Resource Credits	($898)				
Non-GAAP Interest and Other Non-Operating Expense		$1,040	$1,389	$605	$7,158
GAAP Income Tax Expense		$8,085	$2,793	($1,010)	($8,385)
Net Income Tax Adjustments	$366		$2,625	$6,276	$3,775
Non-GAAP Income Tax Expense		$8,085	$5,418	$5,266	($4,610)
GAAP Net Income	$21,400 - $22,200	$14,756	$8,433	$7,336	$182,796
Non-GAAP Net Income	$21,900 - $22,700	$14,756	$8,847	$7,272	($6,366)
GAAP EPS	$1.28 - $1.33	$0.91	$0.53	$0.47	nm
Non-GAAP EPS	$1.31 - $1.36	$0.91	$0.56	$0.46	($0.41)

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